EXHIBIT 10.3


                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of February 21, 1997 by and between OutSource International, Inc. a Florida corporation (the "Company"), and each of the Persons executing a signature pages hereto.

     This Agreement is made pursuant to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of the date of this Agreement by and between the Company and each of the Purchasers referred to therein. In order to induce the Purchasers to enter into the Securities Purchase Agreement and to purchase the Notes and Warrants (as defined therein), the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders (as hereinafter defined).

     The parties hereby agree as follows:

     SECTION 1. DEFINITIONS.

     Capitalized terms used herein without definition shall have the respective meanings given such terms as in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "ADVICE" has the meaning set forth in Section 4.

     "AFFILIATE" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.

     "BUSINESS DAY" means any day other than a day on which banks are authorized or required to be closed in the State of New York.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means the common stock, $.001 par value per share, of the Company and, in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Company with or into another Person, such consideration to which a holder of a share of Common Stock would have been entitled upon the occurrence of such event.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMPANY" has the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

     "CONTROLLING PERSONS" has the meaning set forth in Section 6(a).

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     "DATE OF ISSUANCE" means the date of issuance of the Warrants pursuant to the Purchase Agreement, provided that the Date of Issuance shall be deemed to be the date of issuance of the Warrants regardless of the number of times new certificates shall be issued.

     "DEMAND REGISTRATION STATEMENT" has the meaning set forth in Section 2(a).

     "ESCROW AGREEMENT" means that certain escrow agreement, dated as of February 21, 1997, by and among the Company, Triumph-Connecticut Limited Partnership, Bachow Investment Partners III, L.P., and State Street Corporate Trust, as escrow agent.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "HOLDER" means any holder of any Warrants or Registrable Shares.

     "HOLDERS' COUNSEL" means Goodwin, Procter & Hoar LLP, special counsel to the Holders, or any successor counsel selected by the Holders of Warrants exercisable into a majority of the Warrant Shares, it being understood and agreed that, for the purposes of this Agreement, only one law firm may be considered Holders' Counsel at any given time.

     "INITIAL SHAREHOLDER" means those shareholders of the Company listed on
SCHEDULE I attached hereto.

     "INITIAL SHAREHOLDER SHARES" means those shares of Common Stock held by the Initial Shareholder.

     "INSPECTORS" has the meaning set forth in Section 4(m).

     "LOCK-UP REQUEST" has the meaning set forth in Section 8.

     "NASD" has the meaning set forth in Section 4(q).

     "NASDAQ" has the meaning set forth in Section 4(o).

     "OTHER SHARES" shall mean at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "PIGGY-BACK REGISTRATION" has the meaning set forth in Section 3(a).

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     "PRIMARY SHARES" shall mean at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

     "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "RECORDS" has the meaning set forth in Section 4(m).

     "REGISTRABLE SHARES" means the Warrant Shares until such time as (i) a Registration Statement covering such Registrable Shares has been declared effective AND such Registrable Shares have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Shares are transferred to any Person other than a Holder pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or (iii) such Securities shall cease to be outstanding.

     "REGISTRATION EXPENSES" has the meaning set forth in Section 5.

     "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "RULE 144A" has the meaning set forth in Section 7(b).

     "SECURITIES" means the Common Stock and any other capital stock or equity ownership interest of the Company held by the Holder.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "SUSPENSION NOTICE" has the meaning set forth in Section 4.

     "SUSPENSION PERIOD" has the meaning set forth in Section 4.

     "TARGET EFFECTIVE DATE" has the meaning set forth in Section 2(a).

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     "TARGET EFFECTIVE PERIOD" has the meaning set forth in Section 2(a).

     "TARGET FILING DATE" has the meaning set forth in Section 2(a).

     "WARRANT SHARES" means the shares of the Common Stock issuable upon the exercise of Warrants. For purposes of this Agreement, all references to Holders of Warrants exercisable into a majority or other specified percentage of Warrant Shares shall be read as incorporating the assumption that all Warrants outstanding as of the time of determination have been exercised into Warrant Shares.

     "WARRANTS" means the Warrants to purchase shares of Common Stock initially issued to the Purchasers pursuant to the Securities Purchase Agreements and any additional warrants to purchase shares of Common Stock thereafter distributed pursuant to the Escrow Agreement from time to time.

     SECTION 2. DEMAND REGISTRATION.

     (a) FILING; EFFECTIVENESS. At any time after such time as the Company has completed a public offering of its securities under the Securities Act, subject to the conditions set forth in this Agreement, any Holder or Holders of an aggregate of not less than thirty-five percent (35%) of the then outstanding Warrants and Registrable Shares as a whole may request that the Company effect the registration of any or all of the Registrable Shares having an aggregate proposed offering price of not less than $500,000 in accordance with the terms hereof (such requests shall be in writing and shall state the number of Registrable Shares to be disposed of and the intended method of disposition of such shares by such Holder or Holders). Upon receipt of such a request, the Company shall promptly give notice to all Holders of the receipt of the request for registration pursuant to this Section 2(a), shall provide a reasonable opportunity for such Holders to participate in the registration and shall include therein the number of Registrable Shares which such Holders elect, it being understood that the Holder or Holders who initially request registration and all Holders who subsequently elect to participate shall have the same right to have Registrable Shares included therein. The Company shall use its best efforts to effect such a registration as soon as practicable and in any event shall file within 60 days of the receipt of such a request (the "Target Filing Date") a registration statement (the "Demand Registration Statement") under the Securities Act covering the Registrable Shares and use its best efforts to cause such Demand Registration Statement (i) to be declared effective by the Commission for such Registrable Shares as soon as practicable thereafter (the "Target Effective Date") and (ii) to keep the Demand Registration Statement continuously effective until the earliest of (x) the date on which Holder no longer holds any Registrable Shares registered under the Demand Registration Statement or (y) twelve months following the date upon which such Demand Registration Statement first became effective (such period, the "Target Effective Period"). The Company shall not be required to file and effect more than two (2) Demand Registration Statements pursuant to this Section 2(a). The Company further agrees, if necessary, to supplement or amend the Demand Registration Statement, as required by the registration form used by the Company for such Demand

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Registration Statement or by the instructions applicable to such registration form or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Shares to which such Demand Registration Statement relates (but only to the extent that such request by such Holder relates to information with respect to such Holder), and the Company agrees to furnish to the Holders, Holders' Counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Holders shall be permitted to withdraw all or any part of the Registrable Shares from a Demand Registration Statement (i) at any time prior to the effective date of such Demand Registration Statement and (ii) in the event that on or after the effective date of such Demand Registration Statement the Holders receive a Lock-up Request and one or more Holders elect to exercise their "piggy-back" registration rights pursuant to Section 3 hereof.

     (b) EFFECTIVE REGISTRATION. A registration will not be deemed to have been effected pursuant to this Section 2 unless the Demand Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that if after a Demand Registration Statement has been declared effective, the offering of Registrable Shares pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Demand Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Shares pursuant to such Demand Registration Statement may legally resume. If a registration requested pursuant to this
Section 2 is deemed not to have been effected then the Company shall continue to be obligated to effect a registration pursuant to this Section 2.

     (b) SHARES TO BE OFFERED; ALLOCATION. With respect to any registration pursuant to this Section 2, the Company may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of such Offering proposed to be included in such registration then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

         (i) FIRST, the Registrable Shares, PRO RATA among the holders of the Registrable Shares which have requested that their Registrable Shares be included in such registration, based upon the number of Registrable Shares which each such holder has requested to be registered;

         (ii)  SECOND, the Primary Shares; and

         (iii) THIRD, the Other Shares.

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     (d) SELECTION OF UNDERWRITER. If the Holders so elect, the offering of
Registrable Shares pursuant to a Demand Registration Statement shall be in the form of an underwritten offering. If they so elect, the Holders participating in such Demand Registration Statement shall secure the commitment in principle one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering; provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

     SECTION 3. PIGGY-BACK REGISTRATION.

     (a) REQUEST FOR REGISTRATION. Each time the Company proposes to file a registration statement under the Securities Act with respect to an offering of Primary Shares or any Other Shares by the Company for its own account or for the account of any of its securityholders of any class of equity security (other than (i) a registration statement relating to the Company's initial public offering under the Securities Act, (ii) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (iii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), and the form of registration statement to be used permits the registration of Registrable Shares or Initial Shareholder Shares, then the Company shall give written notice of such proposed filing to the Holders of Registrable Shares and the Initial Shareholder as soon as practicable (but in no event less than 30 days before the anticipated effective date), and such notice shall offer such Holders and the Initial Shareholder the opportunity to register such number of shares of Registrable Shares or Initial Shareholder Shares, as the case may be, as each such Holder or Initial Shareholder may request (which request shall specify the Registrable Shares or Initial Shareholder Shares intended to be disposed of by such Holder or Initial Shareholder and the intended method of distribution thereof) within 20 days after the date such notice from the Company (a "Piggy-Back Registration"). The Company shall use best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering, if applicable, to permit the Registrable Shares or Initial Shareholder Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Shares or Initial Shareholder Shares in accordance with the intended method of distribution thereof. Any Holder or Initial Shareholder shall have the right to withdraw its request for inclusion of its Registrable Shares in any registration statement pursuant to this Section 3 by giving written notice to the Company of such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall give prompt notice of such withdrawal to the Holders of Registrable Shares and Initial Shareholder that have requested to be included in such Piggy-Back Registration.

     (b) REDUCTION OF OFFERING. In connection with an underwritten offering where Piggy-Back Registration has been requested as provided in Section 3(a), the Company shall use its best efforts to cause all Registrable Shares and Initial Shareholder Shares requested to be included in such Piggy-Back Registration to be included as provided in the second sentence

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of Section 3(a). If the managing underwriter or underwriters of any such underwritten offering described in Section 3(a) have informed the Company, in writing, that it is their opinion that the total number of shares which the Company, Holders of Registrable Shares, Initial Shareholder and any other Persons participating in such registration intend to include in such offering would interfere with the successful marketing (including pricing) of such offering, then the number of Primary Shares, Registrable Shares, Initial Shareholder Shares and Other Shares proposed to be included in such registration shall be included in the following order:

         (i) between the Date of Issuance and such time (the "Reallocation Date") as the Initial Shareholders shall have collectively sold, in one or more public offerings registered under the Securities Act, a number of shares valued at the lesser of (i) $15,000,000, using the price to the public per share (net of underwriting discounts and commissions) in each of the offerings in which Initial Shareholder Shares were sold to value the shares actually sold in such offering, or (ii) the value of 30% of the total number of shares of Common Stock sold in the Company's initial public offering (the "IPO") (excluding the underwriters' over-allotment option), using the price to the public per share (net of underwriting discounts and commissions) in the IPO:

            (w) FIRST, the Primary Shares;

            (x) SECOND, the Registrable Shares and the Initial Shareholder
                Shares, PRO RATA among the Holders of Registrable Shares and the Initial Shareholders that have requested that their Registrable Shares or Initial Shareholder Shares, as applicable, be included in such registration based upon the number of Registrable Shares or Initial Shareholder Shares, as applicable, that each such Holder of Registrable Shares or Initial Shareholder has requested to be registered;

            (y) THIRD, the Other Shares; or

       (ii) after the Reallocation Date:

            (w) FIRST, the Primary Shares;

            (x) SECOND, the Registrable Shares, PRO RATA among the holders of
                Registrable Shares that have requested that their Registrable Shares be included in such registration based upon the number of Registrable Shares that each such Holder of Registrable Shares has requested to be registered;

            (y) THIRD, the Initial Shareholder Shares, PRO RATA among the
                Initial Shareholder that have requested that their Initial Shareholder

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                Shares be included in such registration based upon the number of
                Initial Shareholder Shares that each such Initial Shareholder has requested to be registered; and

            (z) FOURTH, the Other Shares.

     No registration effected under this Section 3, and no failure to effect a registration under this Section 3 shall relieve the Company of its obligation to effect a registration pursuant to Section 2. No failure to effect a registration under this Section 3 and to complete the sale of Registrable Shares in connection therewith shall relieve the Company of any other obligation under this Agreement, including without limitation, the Company's obligations under Sections 5 and 6.

     SECTION 4. REGISTRATION PROCEDURES.

     In connection with the obligations of the Company to effect or cause the registration of any Registrable Shares or Initial Shareholder Shares pursuant to the terms and conditions of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Shares or Initial Shareholder Shares, as the case may be, in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith:

     (a) The Company shall prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall comply as to form in all materials respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement.

     (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Shares or Initial Shareholder Shares covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders or Initial Shareholder set forth in such Registration Statement or supplement to the Prospectus;

     (c) The Company shall promptly furnish to any Holder or Initial Shareholder and the underwriters, if any, without charge, such number of conformed copies of each Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements

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thereto, any documents incorporated by reference therein and such other documents as such Holder or Initial Shareholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares being sold by such Holder or Initial Shareholder.

     (d) The Company shall, on or prior to the date on which a Registration Statement is declared effective, (i) use its best efforts to register or qualify the Registrable Shares covered by such Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder or Initial Shareholder or underwriter requests; (ii) do any and all other acts and things which may be necessary or advisable to enable such Holder or Initial Shareholder to consummate the disposition of such Registrable Shares owned by such Holder or Initial Shareholder, as applicable; (iii) use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and (iv) use its best efforts to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Shares or Initial Shareholder Shares; PROVIDED, HOWEVER, that the Company shall not be required (x) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d)or (y) to file any general consent to service of process.

     (e) The Company shall promptly notify each Holder, Holders' Counsel, Initial Shareholder and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares or Initial Shareholder Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Shares or Initial Shareholder Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Immediately following expiration of the Suspension Period (as defined below), the Company shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so

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that, as thereafter deliverable to the purchasers of such Registrable Shares or
Initial Shareholder Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) The Company shall make generally available to the Holders and the Initial Shareholder an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

     (g) The Company shall promptly use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

     (h) The Company shall, if requested by the managing underwriter or underwriters, if any, Holders' Counsel, any Holder or any Initial Shareholder promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters reasonably requests, or Holders' Counsel reasonably requests, to be included therein, including, without limitation, with respect to the Registrable Shares or Initial Shareholder Shares being sold by such Holder or such Initial Shareholder, as applicable, to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Shares or the Initial Shareholder Shares to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment.

     (i) The Company shall, as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Holders, Holders' Counsel and, if applicable, to the Initial Shareholder and their counsel.

     (j) The Company shall cooperate with the Holders and the Initial Shareholder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders or Initial Shareholder may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

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     (k) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders, the Initial Shareholder or the underwriters retained by the Holders or the Initial Shareholder participating in an underwritten public offering, if any, may reasonably request in order to expedite or facilitate the disposition of Registrable Shares or the Initial Shareholder Shares, as applicable.

     (l) The Company shall promptly make available to each Holder, each Initial Shareholder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder, Initial Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement; PROVIDED that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this paragraph (1) if the Company believes, after consultation with counsel for the Company and counsel for the Holders or the Initial Shareholder, as applicable, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (2) if either (i) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or
(ii) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Holder of Registrable Shares or Initial Shareholder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each Holder of Registrable Shares or Initial Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

     (m) The Company shall furnish to each Holder, Initial Shareholder and to each underwriter, if any, a signed counterpart, addressed to such Holder, Initial Shareholder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of Registrable Shares or the Initial Shareholder included in such offering or the managing underwriter therefor reasonably requests.

     (n) The Company shall use its best efforts to cause the Registrable Shares included in a Registration Statement to be (i) listed on each securities exchange, if any, on which

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similar securities issued by the Company are then listed, or (ii) authorized to be quoted and/or listed, as applicable, on the Nasdaq Stock Market if the Registrable Shares or Initial Shareholder Shares so qualify.

     (o) The Company shall provide a CUSIP number for all Registrable Shares or Initial Shareholder Shares covered by a Registration Statement not later than the effective date of such Registration Statement.

     (p) The Company shall cooperate with each Holder, Initial Shareholder and each underwriter participating in the disposition of Registrable Shares or Initial Shareholder Shares, as applicable, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

     (q) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     (r) The Company shall appoint a transfer agent and registrar for all Registrable Shares or Initial Shareholder Shares covered by a Registration Statement not later than the effective date of such Registration Statement.

     (s) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in customary efforts to sell the securities under the offering, including without limitation, participating in "road shows."

     In the case of a Demand Registration Statement, each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 4(f)(vi), shall forthwith discontinue disposition of the Registrable Shares pursuant to the Demand Registration Statement covering such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(f) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice; PROVIDED, HOWEVER, that the Company shall not give a Suspension Notice until after the Demand Registration Statement has been declared effective and shall not give more than one Suspension Notice during any period of twelve consecutive months and in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 4(f) (the "Suspension Period") exceed 60 days. In the event that the Company shall give any Suspension Notice, (i) the

Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Demand Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the Suspension Period.

     If any Registration Statement refers to any Holder or Initial Shareholder by name or otherwise as the holder of any securities of the Company, then such Holder or Initial Shareholder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder or Initial Shareholder, to the effect that the holding by such Holder or Initial Shareholder of such securities is not to be construed as a recommendation by such Holder or Initial Shareholder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder or Initial Shareholder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder or Initial Shareholder.

     SECTION 5. REGISTRATION EXPENSES.

     Any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with "blue sky" qualifications of the Registrable Shares), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Shares, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to
Section 4(m), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, the reasonable fees and disbursements of Holders' Counsel and any reasonable out-of-pocket expenses of the Holders and their agents, including any reasonable travel costs (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Registration Statement to which such expenses relate becomes effective; PROVIDED, HOWEVER, that Registration Expenses shall not include (i) underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares or Initial

Shareholder Shares (ii) any fees or expenses of any counsel, accountants or other persons retained or employed by the Holders or the Initial Shareholder other than as provided above.

     SECTION 6. INDEMNIFICATION AND CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, Shareholder, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, Shareholder, employees and agents of such controlling Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any reasonable legal or other fees and expenses incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such Holder, its partners, officers, directors, trustees, Shareholder, employees, agents and investment advisers, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to such Holder furnished to the Company in writing by such Holder expressly for use therein; PROVIDED, HOWEVER, that the Company shall not be liable to any Holder under this
Section 6(a) to the extent that any such Damages were caused by the fact that such Holder sold Securities to a Person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if,
(i) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and (ii) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Shares except with respect to information provided by the underwriter specifically for inclusion therein.

     (b) INDEMNIFICATION BY THE HOLDERS. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers and each Person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such selling Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that such selling Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by such selling Holder to the Company expressly for such purpose. In no event shall the liability of any Holder of Registrable Shares hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Shares giving rise to such indemnification obligation.

     (c) INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an Affiliate of such indemnified party or parties or of any indemnifying party, (B) there may be one or more defenses available to such indemnified party or parties or such Affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (C) such indemnified party or parties shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) CONTRIBUTION. To the extent that the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of such Holder were offered to the public (less any underwriting discounts and commissions) exceeds the amount of any Damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission. Each Holder's obligation to contribute pursuant to this Section 6(d) is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint.

     If indemnification is available under paragraph (a) or (b) of this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

     The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        SECTION 7.

     (a) RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     (b) RULE 144A. Upon the request of any Holder, the Company shall deliver to such holder within 10 days following receipt by the Company of such request, the information required by Section (d)(4) of Rule 144A under the Securities Act, as such rule may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission ("Rule 144A"), and will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitations or the exemptions provided by Rule 144A. All information shall be "reasonably current" as defined in Rule 144A.

     SECTION 8. RESTRICTIONS ON SALE BY THE COMPANY AND OTHERS.

     The Company agrees and it shall use its best efforts to cause its Affiliates to agree (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2 hereof, or any securities convertible into or exchangeable into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement (except as part of such Registration Statement) if, and to the extent, requested by the managing underwriter or underwriters in the case of an underwritten public offering and (ii) to use its best efforts to ensure that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities (other than to officers or employees) shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of any such registration, if permitted); PROVIDED, HOWEVER, that the provisions of this
Section 8 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities. In the event of an underwritten public offering for the account of the Company with respect to which the Holders have the right to exercise "piggy-back" registration rights pursuant to Section 3 hereof and the Holders either (i) elect not to exercise such rights or (ii) elect to exercise such rights and either (A) all or some portion of the Registrable Shares held by the Holders are included in such offering pursuant to Section 3 hereof or (B) no Registrable Shares held by the Holders are included in such offering pursuant to Section 3 hereof and no securities of the Company held by any other Person are included in such offering pursuant to the exercise of "piggy-back" registration rights, upon the written request (the "Lock-up Request") of the managing underwriter (or underwriters) of such offering, which request shall be made at least 30 days prior to the anticipated effective date of the Registration Statement for such offering, each Holder agrees not to effect any public sale or distribution of any securities similar to those being registered in such offering (other than pursuant to such offering), including without limitation, through sales of Securities pursuant to a Demand Registration Statement, during the 14 days prior to, and during the 90-day period beginning on, the effective date of the Registration Statement relating to such offering.

     SECTION 9. MISCELLANEOUS.

     (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of all parties to this Agreement.

     (b) NOTICES, ETC. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered by courier, or mailed by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to any of the Holders, at the address specified on the signature pages attached hereto or such other address as the Holder shall have furnished to the Company in writing, or (b) if to any of the Initial Shareholder, at the address specified on the signature pages attached hereto or such other address as the Initial Shareholder shall have furnished to the Company in writing, or (c) if to the Company, at its address set forth on the signature page attached hereto, to the attention of the Chief Executive Officer, or at such other address, or to the attention of such other officer, as the Company shall have furnished to the Holders in writing. This Agreement and the other Transaction Documents and all documents delivered in connection herewith or therewith embody the entire agreement and understanding between the Holders, the Initial Shareholder and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

     (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Warrants or Registrable Shares in any manner, whether by operation of law or otherwise, such Warrants or Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Warrants or Registrable Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

     (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of law.

     (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     (h) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (j) FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     (k) REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, is inadequate and that any objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived. Notwithstanding anything in this Agreement, the parties shall also be entitled to any and all remedies provided for in the Warrant Agreement.

                  [Remainder of Page Intentionally Left Blank]

                          REGISTRATION RIGHTS AGREEMENT
                             COMPANY SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         OUTSOURCE INTERNATIONAL, INC.,
                                         a Florida Corporation


                                         By: /s/ PAUL M. BURRELL
                                            ------------------------
                                            Name: Paul M. Burrell
                                            Title: President

                                         Address: 1144 East Newport Center Drive
                                                  Deerfield Beach, FL 33442

                                         Telephone: (954) 418-6200
                                         Telecopy:  (954) 418-3365

                          REGISTRATION RIGHTS AGREEMENT
                            INVESTORS' SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            TRIUMPH-CONNECTICUT
                                            LIMITED PARTNERSHIP

                                            By:  Triumph Capital Group, Inc.,
                                                 its general partner


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:

                                            Address: Sixty State Street
                                                     21st Floor
                                                     Boston, MA 02109

                                            Telephone: (617) 557-6000
                                            Telecopy:  (617) 557-6020


                                            BACHOW INVESTMENT
                                            PARTNERS III, L.P.

                                            By:  Bala Equity Partners, L.P., its
                                                 general partner

                                            By:  Bala Equity, Inc., its general
                                                 partner

                                            By: /s/ JAY D. SEID
                                               ---------------------------
                                               Name:  Jay D. Seid
                                               Title: Vice President

                                             Address: Three Bala Plaza East
                                                      5th Floor
                                                      Bala Cynwyd, PA 19004

                                             Telephone: (610) 660-4900
                                             Telecopy:  (610) 660-4930

                         REGISTRATION RIGHTS AGREEMENT
                            INVESTORS' SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        TRIUMPH-CONNECTICUT
                                        LIMITED PARTNERSHIP

                                        By: Triumph-Connecticut Capital
                                            Adivisors, L.P., its general partner


                                        By: /s/ RICHARD J. WILLIAMS
                                           ---------------------------
                                           Name:  Richard J. Williams
                                           Title: Managing Director

                                        Address: Sixty State Street
                                                 21st Floor
                                                 Boston, MA 02109

                                        Telephone: (617) 557-6000
                                        Telecopy:  (617) 557-6020


                                        BACHOW INVESTMENT
                                        PARTNERS III, L.P.

                                        By:  Bala Equity Partners, L.P., its
                                                 general partner

                                        By:  Bala Equity, Inc., its general
                                             partner

                                        By:
                                           ---------------------------
                                           Name:
                                           Title: t

                                         Address: Three Bala Plaza East
                                                  5th Floor
                                                  Bala Cynwyd, PA 19004

                                         Telephone: (610) 660-4900
                                         Telecopy:  (610) 660-4930

                          REGISTRATION RIGHTS AGREEMENT
                      INITIAL SHAREHOLDERS' SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         /s/ LAWRENCE H. SCHUBERT
                                         -----------------------------
                                         Lawrence H. Schubert as
                                         Trustee of the Lawrence
                                         H. Schubert Revocable Trust
                                         dated August 25, 1996

                                         Address:
                                          7500 Fenwick Place
                                         -----------------------------
                                          Boca Raton. FL 33496
                                         -----------------------------

                                         Telephone: (561) 477-1512

                                         Telecopy:

     /s/ NADYA I. SCHUBERT               /s/ NADYA I. SCHUBERT
     -----------------------------       -----------------------------
     Nadya I. Schubert                   Nadya I. Schubert as
     as Co-Trustee of the Robert A.      Trustee of the Nadya I.
     Lefcort Irrevocable Trust           Schubert Revocable Trust
     dated February 28, 1996             dated August 25, 1996

                                         Address:
                                          7500 Fenwick Place
                                         -----------------------------
                                          Boca Raton, FL 33496
                                         -----------------------------

                                         Telephone: (561) 477-1512

                                         Telecopy:


                                         /s/ ALAN E. SCHUBERT
                                         -----------------------------
                                         Alan E. Schubert

                                         Address:
                                          305 North Victoria Park Road
                                         -----------------------------
                                          Ft. Lauderdale, FL 33301
                                         -----------------------------

                                         Telephone: (954) 779-2680

                                         Telecopy:

                          REGISTRATION RIGHTS AGREEMENT
                      INITIAL SHAREHOLDERS' SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         /s/ LOUIS A. MORELLI
                                         -----------------------------

                                         Address:

                                         -----------------------------

                                         -----------------------------

                                         Telephone: (630) 262-9130

                                         Telecopy:

                                         /s/ RAYMOND S. MORELLI
                                         -----------------------------
                                         Raymond S. Morelli

                                         Address:
                                          1807 Belter Court
                                         -----------------------------
                                          Geneva, IL 60134
                                         -----------------------------

                                         Telephone: (561) 477-1512

                                         Telecopy:


                                         -----------------------------
                                         Louis J. Morelli

                                         Address:

                                         -----------------------------

                                         -----------------------------

                                         Telephone: (954) 779-2680

                                         Telecopy:

                         REGISTRATION RIGHTS AGREEMENT
                      INITIAL SHAREHOLDERS' SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         /s/ LOUIS A. MORELLI
                                         -----------------------------
                                         Louis A. Morelli as Trustee
                                         of the Louis J. Morelli
                                         S Stock Trust dated
                                         January 1, 1995

                                         Address:
                                          1807 Belter Court
                                         -----------------------------
                                          Geneva, IL 60134
                                         -----------------------------

                                         Telephone: (630) 262-9130

                                         Telecopy:

                                         /s/ MARGARET MORELLI JANISCH
                                         -----------------------------
                                         Margaret Morelli Janisch

                                         Address:
                                          1816 Belter Court
                                         -----------------------------
                                          Geneva, IL 60134
                                         -----------------------------

                                         Telephone: (630) 208-1844

                                         Telecopy:

                                         /s/ LOUIS A. MORELLI
                                         -----------------------------
                                         Louis J. Morelli as
                                         Trustee of the
                                         Margaret Ann Janisch
                                         S Stock Trust dated
                                         January 1, 1995

                                         Address:
                                          1807 Belter Court
                                         -----------------------------
                                          Geneva, IL 60134
                                         -----------------------------

                                         Telephone: (630) 262-9130

                                         Telecopy:

                         REGISTRATION RIGHTS AGREEMENT
                      INITIAL SHAREHOLDERS' SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         /s/ MATTHEW B. SCHUBERT
                                         -----------------------------
                                         Matthew B. Schubert

                                         Address:
                                          1529 Windy Hill
                                         -----------------------------
                                          Northbrook IL 60062
                                         -----------------------------

                                         Telephone: (847) 498-4536

                                         Telecopy:

                                         /s/ JASON D. SCHUBERT
                                         -----------------------------
                                         Jason D. Schubert as Co-
                                         Trustee of the Matthew
                                         Schubert OutSource Trust
                                         dated November 24, 1995

                                         Address:
                                          1122 N. Clark, Apt. 28009
                                         -----------------------------
                                          Chicago, IL 60610
                                         -----------------------------

                                         Telephone: (312) 640-0675

                                         Telecopy:

                                         /s/ ALAN E. SCHUBERT
                                         -----------------------------
                                         Alan E. Schubert as Co-
                                         Trustee of the Matthew
                                         Schubert OutSource Trust
                                         dated November 24, 1995

                                         Address:
                                          305 North Victoria Park Road
                                         -----------------------------
                                          Ft. Lauderdale, FL 33301
                                         -----------------------------

                                         Telephone: (954) 779-2680

                                         Telecopy:

                         REGISTRATION RIGHTS AGREEMENT
                      INITIAL SHAREHOLDERS' SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         /s/ MATTHEW B. SCHUBERT
                                         -----------------------------
                                         Matthew B. Schubert as Co-
                                         Trustee of the Jason
                                         Schubert OutSource Trust
                                         dated November 24, 1995

                                         Address:
                                          1529 Windy Hill
                                         -----------------------------
                                          Northbrook IL 60062
                                         -----------------------------

                                         Telephone: (847) 498-4536

                                         Telecopy:

                                         /s/ ALAN E. SCHUBERT
                                         -----------------------------
                                         Alan E. Schubert as Co-
                                         Trustee of the Jason
                                         Schubert OutSource Trust
                                         dated November 24, 1995

                                         Address:
                                          305 North Victoria Park Road
                                         -----------------------------
                                          Ft. Lauderdale, FL 33301
                                         -----------------------------

                                         Telephone: (954) 779-2680

                                         Telecopy:

                                         /s/ MINDI WAGNER
                                         -----------------------------
                                         Mindi Wagner

                                         Address:
                                          395 Oakcreek Drive
                                         -----------------------------
                                          #6-407
                                         -----------------------------
                                          Wheeling, IL 60090
                                         -----------------------------

                                         Telephone: (847) 398-1410

                                         Telecopy:

                                   SCHEDULE 1

                              INITIAL STOCKHOLDERS

NAME                                                             SHARES HELD

Alan E. Schubert                                                  2,202,602
Louis A. Morelli                                                  1,092,561
Raymond S. Morelli                                                  402,255
Louis J. Morelli                                                    315,749
Margaret Ann Morelli Janisch                                        404,310
Matthew B. Schubert                                                  86,394
Mindi Wagner                                                         86,763
The Lawrence H. Schubert Revocable Trust
    dated August 25, 1995                                           783,123
The Nadya I. Schubert Revocable Trust
    dated August 25, 1995                                           783,123
The Louis J. Morelli S-Stock Trust
    dated January 1, 1995                                            86,507
The Margaret Ann Janisch S-Stock Trust
    dated January 1, 1995                                            86,948
The Jason Schubert OutSource Trust
    dated November 24, 1995                                         481,092
The Matthew B. Schubert OutSource Trust
    dated November 24, 1995                                         394,698